UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 24, 2024

Amerant Bancorp Inc.
(Exact name of registrant as specified in its charter)

Florida	001-38534	65-0032379
(State or other jurisdiction of incorporation	(Commission file number)	(IRS Employer Identification Number)

220 Alhambra Circle
Coral Gables, Florida	33134
(Address of principal executive offices)	(Zip Code)
(305) 460-8728 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of exchange on which registered
Class A Common Stock	AMTB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition

On April 24, 2024, Amerant Bancorp Inc. (the "Company") issued a press release to report the Company’s financial results for the fiscal quarter ended March 31, 2024. The release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference to this Item 2.02.

In accordance with General Instruction B.2. of Form 8-K, the information in this Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 7.01 Regulation FD Disclosure

On April 25, 2024, the Company will hold a live audio webcast to discuss its financial results for the fiscal quarter ended March 31, 2024. In connection with the webcast, the Company is furnishing to the U.S. Securities and Exchange Commission the earnings slide presentation attached as Exhibit 99.2 to this Current Report on Form 8-K and incorporated by reference to this Item 7.01.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.2 attached hereto, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.

On April 24, 2024, the Company announced that, on April 24, 2024, its Board of Directors declared a cash dividend of $0.09 per share of common stock. The dividend is payable on May 30, 2024 to shareholders of record at the close of business on May 15, 2024. A copy of the press release is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

Number	Exhibit
99.1	Press Release of Amerant Bancorp Inc., dated April 24, 2024
99.2	Earnings slide presentation of Amerant Bancorp Inc., dated April 25, 2024
99.3	Press Release of Amerant Bancorp Inc., dated April 24, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 24, 2024	Amerant Bancorp Inc.

	By:	/s/ Julio V. Pena
Name: Julio V. Pena
Title: Senior Vice President, Securities Counsel and Corporate Secretary